UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 14, 2014
Date of Report (Date of earliest event reported)

OHIO VALLEY BANC CORP.
(Exact name of registrant as specified in its charter)

Ohio
(State or other jurisdiction of incorporation)

0-20914	31-1359191
(Commission File Number)	(IRS Employer Identification No.)

420 Third Avenue, Gallipolis, Ohio	45631
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (740) 446-2631

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

The Registrant held its annual meeting of shareholders (the “Annual Meeting”) on May 14, 2014 in Gallipolis, Ohio.  At the Annual Meeting, the shareholders voted on two proposals.  The proposals are described in detail in the Proxy Statement.

Proposal 1
Registrant’s shareholders elected three individuals to the Board of Directors for a term expiring in 2017, as set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
Brent A. Saunders	2,596,647	81,721	637,840
David W. Thomas	2,636,597	41,771	637,840
Lannes C. Williamson	2,642,550	35,818	637,840

Proposal 2
Registrant’s shareholders ratified the selection of Crowe Horwath LLP as the Registrant’s independent registered public accounting firm for fiscal year ending December 31, 2014, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,231,631	6,562	67,489	10,526

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OHIO VALLEY BANC CORP.
Date:	May 14, 2014	By:	/s/Thomas E. Wiseman
		Name:	Thomas E. Wiseman
		Title:	President and Chief Executive Officer